UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  February 11, 2011

Commission file number 2-82985 AMERICAN GENERAL FINANCE, INC.
(Exact name of registrant as specified in its charter)
Indiana	35-1313922
(State of Incorporation)	(I.R.S. Employer Identification No.)
601 N.W. Second Street, Evansville, IN	47708
(Address of principal executive offices)	(Zip Code)
(812) 424-8031
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On February 11, 2011, AGF Holding Inc., the sole shareholder of American General Finance, Inc. (the “Company”), executed a Unanimous Written Consent in lieu of a meeting (the “Consent”), pursuant to which all outstanding shares of the Company were voted in favor of authorizing, and which did authorize, an amendment to Article I of the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to change the Company’s name to “Springleaf Finance, Inc.” The Consent also was executed by each of the Company’s Directors. The name change will be effective on March 7, 2011, at 12:01 a.m.

Item 8.01  Other Events.

On February 15, 2011, the Company filed Articles of Amendment (the “Amendment”) to the Articles of Incorporation with the Indiana Secretary of State, amending Article I of the Articles of Incorporation to change the Company’s name to “Springleaf Finance, Inc.,” effective on March 7, 2011, at 12:01 a.m. The foregoing description of the Amendment is qualified in its entirety by the complete text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference in its entirety.

CAUTIONARY STATEMENT

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the Company’s name change. Please refer to our Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2010, June 30, 2010 and March 31, 2010, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 3, 2010, and other past and future reports and other information that we have filed or file with the SEC for a description of the business environment in which we operate and the important factors, many of which are outside of our control, which could cause our actual results, financial condition and business practices to differ, possibly materially, from those indicated in forward-looking statements. We are under no obligation (and expressly disclaim any obligation) to update or alter any forward-looking statement, whether written or oral, that we may make from time to time, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1

Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN GENERAL FINANCE, INC.
(Registrant)
Date:	February 17, 2011	By	/s/	Donald R. Breivogel, Jr.
Donald R. Breivogel, Jr.
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit

Number

3.1

Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation